                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 2, 2000



                            ViroPharma Incorporated
                            -----------------------
                (Exact name of issuer as specified in charter)



             DELAWARE                   0-021699               23-2789550
   (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation or               file               Identification
           Organization)                 number)                  Number)



                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)

Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference ViroPharma Incorporated ("ViroPharma") and American Home Products Corporation, through its Wyeth-Ayerst Laboratories division, announced that ViroPharma has sold to American Home Products Corporation 96,059 shares of ViroPharma's common stock for $3,000,000 as a result of progress made under the companies' hepatitis C virus collaboration.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

           Exhibit No.     Description
           -----------     -----------

               99          ViroPharma Incorporated Press Release dated October
                           6, 2000

                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      ViroPharma Incorporated


Date: October 6, 2000                 By: /s/ Michel de Rosen
                                          -------------------
                                          Michel de Rosen
                                          President and Chief Executive Officer

                               Index to Exhibits

Exhibit No.          Description
-----------          -----------

    99               ViroPharma Incorporated Press Release dated October 6, 2000